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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of                  October 28, 2004
earliest event reported)


           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


         MARYLAND             000-04258          22-1897375
     (State or other         (Commission        (IRS Employer
       jurisdiction         File Number)     Identification No.)
    of incorporation)


3499 Route 9N, Suite 3C, Freehold, NJ 	      07728
 (Address of principal executive offices)   (Zip Code)



Registrant's telephone number,            (732) 577-9996
including area code



                         Not applicable
  (Former name or former address, if changed since last report)

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Item 7.01  Regulation FD Disclosure.

     On October 28, 2004, the Company issued a press release announcing the acquisition of a 60,361 square-foot industrial building at 14257 East Easter Avenue, Arapahoe County, in the City of Denver, Colorado, for a purchase price of $5,125,000.


Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits.

  99    Press Release dated October 28, 2004.























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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		MONMOUTH REAL ESTATE INVESTMENT CORPORATION




               /s/ Anna T. Chew
               ANNA T. CHEW
               Chief Financial Officer



     Date       October 28, 2004
















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